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CitiStreet Funds, Inc. -- I Shares                                    Prospectus
                                                                      Supplement

                                                                January 29, 2004

Wellington Management Company, LLP is one of the subadvisers for the Large Company Stock Fund.

The section regarding Doris Dwyer Chu and Laurie A. Gabriel on page 14 in the May 1, 2003 prospectus is replaced with the following information:

     "The day-to-day management of the portion of the Large Company Stock Fund managed by Wellington Management is the responsibility of a team of Wellington Management's global industry analysts."


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CitiStreet Funds, Inc. -- R Shares                                    Prospectus
                                                                      Supplement

                                                                January 29, 2004

Wellington Management Company, LLP is one of the subadvisers for the Large Company Stock Fund.

The section regarding Doris Dwyer Chu and Laurie A. Gabriel on page 14 in the May 1, 2003 prospectus is replaced with the following information:

     "The day-to-day management of the portion of the Large Company Stock Fund managed by Wellington Management is the responsibility of a team of Wellington Management's global industry analysts."


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CitiStreet Funds, Inc. -- I Shares and R Shares

                                         Statement of Additional Information
                                                                  Supplement

                                                            January 29, 2004

The NET ASSET VALUE section on pages 53 and 54 is replaced with the following:

The Company sells and redeems shares of each Fund at its net asset value next determined after receipt of the purchase or redemption order. There is no sales charge or sales load on the purchase or redemption of shares.

The net asset value of the shares of each Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. New York City time. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily.

Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For some foreign securities, the exchange provides an official closing price, and in those cases the Funds generally use that price. NASDAQ National Market System equity securities are valued at the official closing price (NOCP) or, if there was no NOCP on such day, at last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are generally valued at the at the last sale price.

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Debt obligations (other than certain securities with remaining maturities of less than 60 days) are valued utilizing independent pricing services to determine valuations for normal institutional size trading units of securities. The pricing services consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Short-term debt obligations with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined under the general supervision of the Board of Directors of the Company.

Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges (which is currently 4:10 p.m. New York City time). Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges (which is currently 4:15 p.m. New York City time). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank, dealer, or pricing service. Forward contracts are valued at the current cost of covering or offsetting such contracts.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined under the direction of the Board of Directors of the Company.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are generally determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If, however, an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.